UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2024

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement and Securities Purchase Agreement

On September 16, 2024, Sky Harbour Group Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (collectively, the “Investors”), pursuant to which the Company (i) agreed to sell and issue to the Investors at an initial closing an aggregate of 3,352,106 shares (the “Initial PIPE Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) for an aggregate purchase price of $31,845,007.00 (the “Initial Closing”), and (ii) agreed to sell and issue to the Investors at a second closing, at the option of the Investors, up to an aggregate of 3,352,106 shares of Class A Common Stock (the “Second Closing PIPE Shares”) for an aggregate purchase price of up to $31,845,007.00 (the “Second Closing” and, together with the Initial Closing, the “Financing”). Each Investor has the option to purchase in the Second Closing up to a number of Second Closing PIPE Shares equal to the number of such Investor’s Initial PIPE Shares to be purchased in the Initial Closing, at the same purchase price of $9.50 per share.

The Initial Closing is expected to occur no earlier than October 15, 2024 and no later than October 25, 2024 (the “Initial Closing Date”), subject to customary closing conditions. The amount of Second Closing PIPE Shares, if any, to be issued at the Second Closing will be determined by each Investor in its sole discretion pursuant to each of their allocations, and the Second Closing will occur, if at all, at the sole discretion of the Investors, on or before December 20, 2024 (the “Second Closing Date”), subject to customary closing conditions. To the extent any Investor does not elect to purchase its full allocation of Second Closing PIPE Shares, such Second Closing PIPE Shares (the “Shortfall Shares”) may be purchased by other Investors who have elected to purchase their full allocation of Second Closing PIPE Shares (the “Full Option Investors”). Any Shortfall Shares will be divided among the Full Option Investors on a pro rata basis based on the Initial PIPE Shares to be purchased by such Full Option Investors in the Initial Closing. To the extent any Full Option Investor does not elect to purchase its full allocation of Shortfall Shares, such Shortfall Shares may be purchased by Altai Capital Management, L.P. or its affiliates, as it may designate in its sole discretion.

In addition, at any time prior to the Initial Closing, and at the sole discretion of the Company, additional investors (“Additional Investors”) may execute a joinder to the Purchase Agreement pursuant to which they would agree to purchase additional shares of Class A Common Stock (the “Additional PIPE Shares” and, together with the Initial PIPE Shares, the Second Closing PIPE Shares and the Shortfall Shares, the “PIPE Securities”) in the Initial Closing, along with the option to purchase Second Closing PIPE Shares. The aggregate subscription amounts from Additional Investors accepted by the Company shall not cause the total subscription amount in the Financing to exceed $127,000,000. The price per share paid by Additional Investors may be equal to or greater than $9.50, and the Second Closing PIPE Shares that may be purchased by the Additional Investors may be equal to or less than the number of Additional PIPE Shares purchased by such Additional Investors in the Initial Closing.

The Purchase Agreement includes certain covenants, including a limitation on the Company’s use of the net proceeds from the Financing and a restriction on the Company’s issuance of additional shares of Class A Common Stock for a period of 90 days following the Initial Closing Date, subject to certain exceptions. In addition, on the Initial Closing Date, the Investors will enter into a customary lock-up agreement that will restrict sales of shares of Class A Common Stock by Investors for a period of six months beginning on the Initial Closing Date, subject to certain exceptions.

A form of the Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Investors. The Purchase Agreement contains customary representations, warranties and covenants that the Company and the Investors made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Purchase Agreement between the Company and the Investors and may be subject to important qualifications and limitations agreed to by the Company and the Investors in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the Company and the Investors rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the terms of the Purchase Agreement, on the Initial Closing Date, the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Investors will be entitled to certain customary registration rights, and the Company will be required to prepare and file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register the resale of the PIPE Securities and to use its best efforts to cause the Registration Statement to be declared effective by the SEC by the earlier of (i) the later of (x) the 180th calendar day following the Initial Closing Date, or on the next succeeding business day if such date falls on a day that is not a business day and (y) the 15th calendar day following the Second Closing Date, if any, or on the next succeeding business day if such date falls on a day that is not a business day, and (ii) the 5th business day after the date the Company is notified (orally or in writing whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, however, that the Company shall have 10 additional business days if required to update for a quarterly filing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is attached to the Securities Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The PIPE Securities are being, offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws. The PIPE Securities will not be, registered under the Securities Act and such PIPE Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the PIPE Securities, shares of Class A Common Stock or any other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On September 16, 2024, the Company issued a press release announcing the Financing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1#	Form of Securities Purchase Agreement, dated as of September 16, 2024 by and among Sky Harbour Group Corporation and the Investors named therein.
99.1	Press Release of Sky Harbour Group Corporation, dated September 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain exhibits or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2024

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer